Exhibit 10.1

                                                                    Exhibit 10.1



                            MDU Resources Group, Inc.
                     2008 NEO Annual Award Opportunity Chart


                                         1/1/2008
                                           Base
Name           Title                  Compensation ($)   Threshold ($)   Target ($)    Maximum ($)
----           -----                  ----------------   -------------   ----------    -----------

Terry D.       President and Chief        700,000           175,000        700,000      1,400,000
Hildestad      Executive Officer
               MDU Resources
               Group, Inc.

Vernon A.      Executive Vice             400,000            65,000        260,000       520,000
Raile          President, Treasurer
               and Chief Financial
               Officer
               MDU Resources
               Group, Inc.

William E.     President and Chief        447,400            72,703        290,810       581,620
Schneider      Executive Officer
               Knife River
               Corporation

John G. Harp   President and Chief        400,000            65,000        260,000       520,000
               Executive Officer
               MDU Construction
               Services Group,
               Inc.

Bruce T.       President and Chief        335,300            41,913        167,650       335,300
Imsdahl        Executive Officer
               Montana-Dakota
               Utilities Co. and
               Great Plains
               Natural Gas Co.
               and Chief
               Executive Officer
               of Cascade Natural
               Gas Corporation
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